--------------------------------------------------------------------------------
       Oppenheimer

       ENTERPRISE FUND

                                     ANNUAL
                                     REPORT

                                AUGUST 31, 2002
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

FUND HIGHLIGHTS

PERFORMANCE UPDATE

INVESTMENT STRATEGY DISCUSSION

LISTING OF INDIVIDUAL INVESTMENTS

"OUR FOCUS ON THE QUALITY OF A COMPANY'S REVENUES, RATHER THAN THE ABSOLUTE MAGNITUDE OF ITS GROWTH, LED US TO A NUMBER OF INVESTMENT OPPORTUNITIES IN THE AREAS OF HEALTH CARE AND CONSUMER CYCLICALS."

[GRAPHIC OMITTED]
OPPENHEIMERFUNDS [REGISTRATION MARK]
THE RIGHT WAY TO INVEST

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Oppenheimer Enterprise Fund seeks capital appreciation.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with your Fund's
    Manager

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

30  INDEPENDENT
    AUDITORS' REPORT

31  Federal Income Tax
    Information

32  Trustees and Officers

36  Privacy Policy Notice

---------------------------------

AVERAGE ANNUAL TOTAL RETURNS*

          For the 1-Year Period
          Ended 8/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -40.28%      -43.72%
---------------------------------
Class B   -40.72       -43.68
---------------------------------
Class C   -40.73       -41.33
---------------------------------
Class N   -40.47       -41.07
---------------------------------
Class Y   -40.07

---------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[GRAPHIC OMITTED]

JOHN V. MURPHY
PRESIDENT
OPPENHEIMER
ENTERPRISE FUND

    1    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/S/ John V. Murphy

John V. Murphy
September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

    2    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Q

HOW WOULD YOU CHARACTERIZE OPPENHEIMER ENTERPRISE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2002?
A. The Fund's performance suffered in response to a harsh environment for the kinds of high-growth companies in which we invest. In addition to the generally negative market trend, the timing of short-term dips and spikes in stock prices exacerbated the Fund's relatively weak performance. While we are disappointed with these results, we believe we have repositioned the Fund to take advantage of gradually improving conditions for growth-oriented stocks.

WHAT MADE THIS SUCH A CHALLENGING PERIOD?
The market experienced a series of shocks that accentuated the impact of an economic downturn that began in mid-2000. The terrorist attacks on the United States and subsequent war on terrorism raised a host of uncertainties regarding global political stability and international trade. Accounting irregularities surfaced at several well-known companies, causing some to file for bankruptcy and raising broader concerns regarding the integrity of corporate governance and reporting procedures.
   These developments occurred in conjunction with persistently weak levels of corporate capital spending, and overcapacity in many areas of technology and telecommunications. As a result, although the U.S. economy showed clear signs of recovery by mid-2002, the pace of recovery proved slower than most forecasts. Less-than-expected growth further undermined investor confidence, creating high levels of volatility and driving stock prices lower in a wide range of industry sectors. Although growth-oriented areas, such as technology, were hardest hit by these conditions, more traditionally defensive areas, such as health care, declined along with the rest of the market.

PORTFOLIO MANAGER
JIM TURNER

    3    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

   These problems also led to relatively high levels of stock market volatility as investors struggled to interpret the significance of news or economic data. In late 2001, falling interest rates and improving economic indicators led many investors to anticipate a rapid return to economic growth. Growth-oriented stocks responded positively to these developments, climbing rapidly from early October through the end of the year. The rally lost strength, however, in the face of accounting scandals and unexpectedly slow economic growth, which drove growth stocks sharply lower. By late-July, 2002, most broad market indices, such as the S&P 500 and NASDAQ Composite, had fallen to their lowest point in more than five years.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?
We remained true to our growth-oriented investment strategy. However, our reading of the economic environment led us to shift the Fund's emphasis toward companies we believed could maintain reliable and sustainable revenue growth during an economic slowdown. Our focus on the quality of a company's revenues, rather than the absolute magnitude of its growth, led us to a number of investment opportunities in the areas of health care and consumer cyclicals. Though both of these sectors hurt the Fund overall, we invested in several strong- performing individual stocks, such as Varian Medical Systems, Inc. and Bed Bath & Beyond, Inc. Unfortunately, the positive impact of such holdings was overbalanced by the market's broad-based losses in these and other growth-oriented areas.
   Market volatility also took a toll on the Fund's performance. Our reading of the economic environment had led us to adopt a defensive position in early 2001, allocating an unusually high percentage of assets to cash. This move proved counter-productive when stocks rallied later in the year. We responded by putting most of the Fund's cash back to work by the beginning of 2002. However, this move detracted from performance during the market decline of the subsequent seven months.

--------------------------------------------------------------------------------
OUR FOCUS ON THE QUALITY OF A COMPANY'S REVENUES, RATHER THAN THE ABSOLUTE MAGNITUDE OF ITS GROWTH, LED US TO A NUMBER OF INVESTMENT OPPORTUNITIES IN THE AREAS OF HEALTH CARE AND CONSUMER CYCLICALS.
--------------------------------------------------------------------------------

    4    OPPENHEIMER ENTERPRISE FUND

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?
We are cautiously optimistic. Economic indicators continue to show signs of gradual recovery. However, many of the underlying problems that led to the recent downturn remain unresolved. In particular, most areas of technology and telecommunications continue to be undermined by overcapacity and weak levels of corporate capital spending. Accordingly, we continue to position the Fund to weather the current slow-growth climate while remaining poised to take advantage of a return to faster growth. In particular, we continue to find a relatively large number of attractive investment opportunities in the health care and consumer cyclical areas. We remain fully invested to minimize the ongoing impact of market volatility on performance.
   Our approach continues to emphasize investments in companies that exhibit true internal growth, by which we mean sustainable growth generated primarily by expanding sales rather than by acquisitions, accounting gimmicks or cost reductions. We believe that true internal growth is the surest path to increasing profits and rising stock prices. Our commitment to rigorously maintaining our strategy of growth investing, as well as our discipline of building the portfolio one company and one investment at a time, is what makes Oppenheimer Enterprise Fund part of THE RIGHT WAY TO INVEST.

--------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Period Ended 9/30/02(1)

Class A          Since
1-Year  5-Year   Inception
--------------------------
-39.78% -11.34%  1.27%

Class B          Since
1-Year  5-Year   Inception
--------------------------
-39.78% -11.23%  1.49%

Class C          Since
1-Year  5-Year   Inception
--------------------------
-37.26% -10.92%  1.40%

Class N          Since
1-Year  5-Year   Inception
--------------------------
-36.90% N/A      -38.02%

Class Y          Since
1-Year  5-Year   Inception
--------------------------
-35.86% N/A      -22.03%
--------------------------

1. See Notes on page 11 for further details.

   5    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK HOLDINGS(3)
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                                    7.0%
--------------------------------------------------------------------------------
Varian Medical Systems, Inc.                             6.9
--------------------------------------------------------------------------------
SLM Corp.                                                6.7
--------------------------------------------------------------------------------
Radian Group, Inc.                                       5.9
--------------------------------------------------------------------------------
Concord EFS, Inc.                                        5.6
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                               5.5
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                  5.2
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                     4.4
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                    4.0
--------------------------------------------------------------------------------
McKesson Corp.                                           3.6

TOP FIVE COMMON STOCK INDUSTRIES(3)
--------------------------------------------------------------------------------
Specialty Retail                                        13.1%
--------------------------------------------------------------------------------
Biotechnology                                           12.4
--------------------------------------------------------------------------------
Health Care Providers & Services                         8.5
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                         8.1
--------------------------------------------------------------------------------
Communications Equipment                                 7.5

--------------------------
SECTOR ALLOCATION(2)

[GRAPHIC OMITTED]

o Health Care     34.5%
    Biotech-
    nology        12.8
    Health Care
    Providers
    & Services     8.7
    Health Care
    Equipment
    & Supplies     8.3
    Pharma-
    ceuticals      4.7
o Consumer
  Discretionary   26.9
    Specialty
    Retail        13.5
    Multiline
    Retail         5.6
    Automobiles    4.1
    Textiles &
    Apparel        2.7
    Hotels
    Restaurants
    & Leisure      1.0
o Financials      16.2
o Information
  Technology      14.3
o Industrials      5.7
o Consumer
  Staples          2.4
--------------------------

2. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on total market value of common stock holdings.
3. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on net assets.


    6    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended August 31, 2002, Oppenheimer Enterprise Fund suffered from market volatility and weakness, producing relatively poor performance. We attribute the Fund's below-average performance to the impact of broad-based declines in most growth-oriented market sectors, including the health care and consumer cyclical areas that the Fund emphasized. Performance was also negatively affected by the timing of market peaks and dips in relation to the Fund's cash position. The Fund held a relatively large cash position in late 2001, a time when growth-oriented stocks rose. In early 2002, when the Fund was fully invested, growth-oriented markets began a sustained decline. The Fund's portfolio and our management strategies are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, B and C shares of the Fund from the inception date of November 7, 1995, and Class Y shares from the inception date of April 1, 1999 held until its fiscal year-end August 31, 2002. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge on Class B, Class C and Class N shares.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on The New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of mid-capitalization stocks.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.

    7    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]

                        Oppenheimer         S&P 500          Russell 2000
                      Enterprise Fund        Index              Index
                         (Class A)

11/07/1995                $ 9,425           $10,000            $10,000
11/30/1995                 10,848            10,438             10,420
02/29/1996                 12,743            11,104             11,017
05/31/1996                 16,136            11,669             12,309
08/31/1996                 14,590            11,432             11,398
11/30/1996                 14,185            13,345             12,141
02/28/1997                 14,423            14,007             12,400
05/31/1997                 14,200            15,104             13,166
08/31/1997                 17,198            16,077             14,698
11/30/1997                 17,745            17,149             14,983
02/28/1998                 18,993            18,907             16,114
05/31/1998                 19,919            19,734             15,963
08/31/1998                 16,226            17,382             11,847
11/30/1998                 20,007            21,211             13,992
02/28/1999                 23,831            22,643             13,835
05/31/1999                 26,670            23,884             15,534
08/31/1999                 29,587            24,301             15,207
11/30/1999                 41,178            25,642             16,183
02/29/2000                 58,877            25,299             20,653
05/31/2000                 35,624            26,385             17,074
08/31/2000                 45,826            28,264             19,336
11/30/2000                 26,665            24,559             16,089
02/28/2001                 22,968            23,226             17,175
05/31/2001                 21,521            23,602             18,045
08/31/2001                 19,448            21,375             17,088
11/30/2001                 17,884            21,559             16,865
02/28/2002                 15,551            21,018             17,234
05/31/2002                 14,378            20,336             17,955
08/31/2002                 11,614            17,530             14,450

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/02(1) 1-YEAR -43.72% 5-YEAR -8.64% SINCE INCEPTION 2.22%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]

                        Oppenheimer         S&P 500          Russell 2000
                      Enterprise Fund        Index              Index
                         (Class B)

11/07/1995                $10,000           $10,000            $10,000
11/30/1995                 11,500            10,438             10,420
02/29/1996                 13,490            11,104             11,017
05/31/1996                 17,060            11,669             12,309
08/31/1996                 15,390            11,432             11,398
11/30/1996                 14,940            13,345             12,141
02/28/1997                 15,151            14,007             12,400
05/31/1997                 14,893            15,104             13,166
08/31/1997                 18,011            16,077             14,698
11/30/1997                 18,538            17,149             14,983
02/28/1998                 19,806            18,907             16,114
05/31/1998                 20,743            19,734             15,963
08/31/1998                 16,853            17,382             11,847
11/30/1998                 20,755            21,211             13,992
02/28/1999                 24,680            22,643             13,835
05/31/1999                 27,568            23,884             15,534
08/31/1999                 30,527            24,301             15,207
11/30/1999                 42,414            25,642             16,183
02/29/2000                 60,531            25,299             20,653
05/31/2000                 36,548            26,385             17,074
08/31/2000                 46,928            28,264             19,336
11/30/2000                 27,255            24,559             16,089
02/28/2001                 23,438            23,226             17,175
05/31/2001                 21,918            23,602             18,045
08/31/2001                 19,769            21,375             17,088
11/30/2001                 18,153            21,559             16,865
02/28/2002                 15,785            21,018             17,234
05/31/2002                 14,594            20,336             17,955
08/31/2002                 11,789            17,530             14,450

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/02(1) 1-YEAR -43.68% 5-YEAR -8.52% SINCE INCEPTION 2.44%

1. See Notes on page 11 for further details.

    8    OPPENHEIMER ENTERPRISE FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]

                        Oppenheimer         S&P 500          Russell 2000
                      Enterprise Fund        Index              Index
                         (Class C)

11/07/1995                $10,000           $10,000            $10,000
11/30/1995                 11,500            10,438             10,420
02/29/1996                 13,490            11,104             11,017
05/31/1996                 17,050            11,669             12,309
08/31/1996                 15,390            11,432             11,398
11/30/1996                 14,940            13,345             12,141
02/28/1997                 15,152            14,007             12,400
05/31/1997                 14,883            15,104             13,166
08/31/1997                 18,001            16,077             14,698
11/30/1997                 18,528            17,149             14,983
02/28/1998                 19,807            18,907             16,114
05/31/1998                 20,733            19,734             15,963
08/31/1998                 16,853            17,382             11,847
11/30/1998                 20,745            21,211             13,992
02/28/1999                 24,693            22,643             13,835
05/31/1999                 27,581            23,884             15,534
08/31/1999                 30,541            24,301             15,207
11/30/1999                 42,452            25,642             16,183
02/29/2000                 60,582            25,299             20,653
05/31/2000                 36,587            26,385             17,074
08/31/2000                 46,979            28,264             19,336
11/30/2000                 27,293            24,559             16,089
02/28/2001                 23,464            23,226             17,175
05/31/2001                 21,943            23,602             18,045
08/31/2001                 19,795            21,375             17,088
11/30/2001                 18,163            21,559             16,865
02/28/2002                 15,763            21,018             17,234
05/31/2002                 14,550            20,336             17,955
08/31/2002                 11,732            17,530             14,450

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/02(1) 1-YEAR -41.33% 5-YEAR -8.21% SINCE INCEPTION 2.37%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]

                        Oppenheimer         S&P 500          Russell 2000
                      Enterprise Fund        Index              Index
                         (Class N)

03/01/2001                $10,000           $10,000            $10,000
05/31/2001                  9,295            10,162             10,507
08/31/2001                  8,399             9,203              9,949
11/30/2001                  7,711             9,283              9,819
02/28/2002                  6,708             9,049             10,034
05/31/2002                  6,195             8,756             10,454
08/31/2002                  4,950             7,548              8,413


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/0(2)1
1-YEAR  -41.07%            SINCE INCEPTION  -37.42%


    9    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]

                        Oppenheimer         S&P 500          Russell 2000
                      Enterprise Fund        Index              Index
                         (Class Y)

04/01/1999                $10,000           $10,000            $10,000
05/31/1999                 10,115            10,142             11,055
08/31/1999                 11,234            10,319             10,822
11/30/1999                 15,649            10,889             11,517
02/29/2000                 22,407            10,743             14,698
05/31/2000                 13,570            11,204             12,151
08/31/2000                 17,477            12,002             13,761
11/30/2000                 10,165            10,429             11,450
02/28/2001                  8,760             9,863             12,223
05/31/2001                  8,222            10,022             12,842
08/31/2001                  7,432             9,077             12,161
11/30/2001                  6,839             9,155             12,002
02/28/2002                  5,955             8,925             12,265
05/31/2002                  5,511             8,636             12,778
08/31/2002                  4,454             7,444             10,283

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/02(1)
1-YEAR  -40.07%            SINCE INCEPTION  -21.08%

THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPH BEGINS ON 10/31/95 FOR CLASS A, B AND C, 2/28/01 FOR CLASS N AND 3/31/99 FOR CLASS Y.

1. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

    10    OPPENHEIMER ENTERPRISE FUND

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 11/7/95. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/7/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares convert to Class A shares 72 months after purchase. The Fund's returns after conversion are based on expenses of Class A shares. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/7/95.
Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01.
Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 4/1/99. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

    11    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                                    MARKET VALUE
                                          SHARES                      SEE NOTE 1
================================================================================
 COMMON STOCKS--97.6%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--26.3%
--------------------------------------------------------------------------------
 AUTOMOBILES--4.0%
 Harley-Davidson, Inc.                   150,000                    $ 7,384,500
--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.0%
 Wendy's International, Inc.              50,000                      1,785,500
--------------------------------------------------------------------------------
 MULTILINE RETAIL--5.5%
 Family Dollar Stores, Inc.              170,000                      4,853,500
--------------------------------------------------------------------------------
 Kohl's Corp.(1)                          75,000                      5,229,000
                                                                    ------------
                                                                     10,082,500

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--13.1%

 Bed Bath & Beyond, Inc.(1)              300,000                      9,618,000
--------------------------------------------------------------------------------
 Circuit City Stores, Inc./
 CarMax Group(1)                         400,000                      6,460,000
--------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                    450,000                      8,055,000
                                                                    ------------
                                                                     24,133,000

--------------------------------------------------------------------------------
 TEXTILES & APPAREL--2.7%
 Coach, Inc.(1)                          200,000                      4,926,000
--------------------------------------------------------------------------------
 CONSUMER STAPLES--2.4%
--------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--2.4%
 Walgreen Co.                            125,000                      4,343,750
--------------------------------------------------------------------------------
 FINANCIALS--15.8%
--------------------------------------------------------------------------------
 BANKS--3.2%
 Commerce Bancorp, Inc.                  125,000                      5,926,250
--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--6.7%
 SLM Corp.                               134,000                     12,281,100
--------------------------------------------------------------------------------
 INSURANCE--5.9%
 Radian Group, Inc.                      250,000                     10,865,000
--------------------------------------------------------------------------------
 HEALTH CARE--33.6%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--12.4%
 Gilead Sciences, Inc.(1)                400,000                     12,832,000
--------------------------------------------------------------------------------
 IDEC Pharmaceuticals
 Corp.(1)                                250,000                     10,045,000
                                                                    -----------
                                                                     22,877,000

--------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--8.1%
 Medtronic, Inc.                          50,000                      2,059,000
--------------------------------------------------------------------------------
 Varian Medical
 Systems, Inc.(1)                        300,000                     12,759,000
                                                                    ------------
                                                                     14,818,000

                                                                    MARKET VALUE
                                          SHARES                      SEE NOTE 1
================================================================================
 HEALTH CARE PROVIDERS & SERVICES--8.5%
 AmerisourceBergen Corp.                  50,000                    $ 3,625,500
--------------------------------------------------------------------------------
 McKesson Corp.                          200,000                      6,708,000
 Tenet Healthcare Corp.(1)               112,500                      5,306,625
                                                                    ------------
                                                                     15,640,125

--------------------------------------------------------------------------------
 PHARMACEUTICALS--4.6%
 Forest Laboratories, Inc.(1)             60,000                      4,380,000
--------------------------------------------------------------------------------
 Johnson & Johnson                        75,000                      4,073,250
                                                                    ------------
                                                                      8,453,250

--------------------------------------------------------------------------------
 INDUSTRIALS--5.5%
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--5.5%
 Concord EFS, Inc.(1)                    500,000                     10,205,000
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--14.0%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--7.5%
 Brocade Communications
 Systems, Inc.(1)                        400,000                      5,788,000
--------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                  200,000                      2,764,000
 UTStarcom, Inc.(1)                      400,000                      5,280,000
                                                                    ------------
                                                                     13,832,000

--------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.5%
 Broadcom Corp., Cl. A(1)                150,000                      2,473,500
--------------------------------------------------------------------------------
 Marvell Technology
 Group Ltd.(1)                           300,000                      5,718,000
                                                                    ------------
                                                                      8,191,500

--------------------------------------------------------------------------------
 SOFTWARE--2.0%
 Microsoft Corp.(1)                       75,000                      3,681,000
                                                                    ------------
 Total Common Stocks
 (Cost $207,438,920)                                                179,425,475

================================================================================
 PREFERRED STOCKS--0.4%
--------------------------------------------------------------------------------
 Abgenix, Inc., PIPE(1,2)                100,000                        541,800
--------------------------------------------------------------------------------
 Axsun Technologies, Inc.,
 Cv., Series C(1,2,3)                    514,139                        114,653
--------------------------------------------------------------------------------
 Multiplex, Inc., Cv.,
 Series C(1,2,3)                         543,478                         84,826
                                                                    ------------
 Total Preferred Stocks
 (Cost $17,000,000)                                                     741,279

================================================================================
 OTHER SECURITIES--2.0%
--------------------------------------------------------------------------------
 Nasdaq-100 Unit
 Investment Trust(1)
 (Cost $5,564,196)                       158,300                      3,718,467

    12    OPPENHEIMER ENTERPRISE FUND

                                       PRINCIPAL                    MARKET VALUE
                                          AMOUNT                      SEE NOTE 1
================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.2%

--------------------------------------------------------------------------------

 Kestrel Solutions, Inc,
 5.50% Cv. Sub. Nts.,
 7/15/05(2)

 (Cost $3,000,000)                    $3,000,000                    $   255,000

                                           UNITS
================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
 American Bank Note
 Holographics, Inc. Wts.,
 Exp. 6/18/03(1) (Cost $0)                 6,828                             --

                                       PRINCIPAL
                                          AMOUNT
================================================================================
 JOINT REPURCHASE AGREEMENTS--0.8%
--------------------------------------------------------------------------------
 Undivided interest of 0.15% in joint
 repurchase agreement with PaineWebber,
 Inc., 1.85%, dated 8/30/02, to be repurchased
 at $969,046,152 on 9/3/02, collateralized
 by Federal National Mortgage Assn.,
 5.50%--6%, 1/1/32--5/1/32, with a
 value of $989,261,165
 (Cost $1,432,000)                    $1,432,000                      1,432,000
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (COST $234,435,116)                       101.0%                   185,572,221
--------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF
 OTHER ASSETS                               (1.0)                    (1,780,695)
                                      ------------------------------------------
 NET ASSETS                                100.0%                  $183,791,526
                                      ==========================================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2002 amounts to $199,479. Transactions during the period in which the issuer was an affiliate are as follows:

                                                   SHARES                                    SHARES
                                               AUGUST 31,       GROSS       GROSS        AUGUST 31,          UNREALIZED
                                                     2001   ADDITIONS  REDUCTIONS              2002        DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
 STOCKS AND/OR WARRANTS
 Axsun Technologies, Inc., Cv., Series C          514,139          --          --           514,139          $5,885,349
 Multiplex, Inc., Cv., Series C                   543,478          --          --           543,478           3,915,172

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    13    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  AUGUST 31, 2002
================================================================================
 ASSETS
--------------------------------------------------------------------------------

 Investments, at value--see accompanying statement:

 Unaffiliated companies (cost $224,435,116)                        $185,372,742
 Affiliated companies (cost $10,000,000)                                199,479
                                                                   -------------
                                                                    185,572,221
--------------------------------------------------------------------------------
 Cash                                                                   302,544
--------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                                  59,825
 Other                                                                    2,773
                                                                   -------------
 Total assets                                                       185,937,363

================================================================================
 LIABILITIES
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                               1,557,345
 Transfer and shareholder servicing agent fees                          273,667
 Shareholder reports                                                    162,846
 Trustees' compensation                                                  76,578
 Distribution and service plan fees                                      73,403
 Other                                                                    1,998
                                                                   -------------
 Total liabilities                                                    2,145,837

================================================================================
 NET ASSETS                                                        $183,791,526
                                                                   =============

================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
 Paid-in capital                                                   $596,966,847
--------------------------------------------------------------------------------
 Accumulated net investment loss                                        (73,098)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions          (364,239,328)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments                         (48,862,895)
                                                                   ------------
 NET ASSETS                                                        $183,791,526
                                                                   =============

    14    OPPENHEIMER ENTERPRISE FUND

================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $103,104,768 and 11,569,727 shares of beneficial interest outstanding) $8.91 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                               $9.45
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $52,633,270 and 6,266,681 shares of beneficial interest outstanding)      $8.40
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $11,577,832 and 1,376,923 shares of beneficial interest outstanding)      $8.41
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $455,892 and 51,380 shares of beneficial interest outstanding)            $8.87
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $16,019,764 and 1,775,364 shares of
 beneficial interest outstanding)                                          $9.02

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    15    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  FOR THE YEAR ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT INCOME
--------------------------------------------------------------------------------
 Interest                                                         $     937,702
--------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $12,201)                558,540
                                                                  --------------
 Total investment income                                              1,496,242

================================================================================
 EXPENSES
--------------------------------------------------------------------------------
 Management fees                                                      2,163,797
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                398,484
 Class B                                                                868,281
 Class C                                                                185,875
 Class N                                                                  1,240
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              1,379,131
 Class B                                                                716,505
 Class C                                                                153,726
 Class N                                                                  2,154
 Class Y                                                                250,118
--------------------------------------------------------------------------------
 Shareholder reports                                                    350,277
--------------------------------------------------------------------------------
 Custodian fees and expenses                                             31,238
--------------------------------------------------------------------------------
 Trustees' compensation                                                  19,979
--------------------------------------------------------------------------------
 Other                                                                   15,427
                                                                  --------------
 Total expenses                                                       6,536,232
 Less reduction to custodian expenses                                   (25,214)
 Less voluntary reimbursement of expenses                               (86,614)
 Less voluntary waiver of transfer and shareholder servicing
 agent fees -- Classes A, B, C and N                                   (845,621)
 Less voluntary waiver of transfer and shareholder servicing agent
 fees -- Class Y                                                       (181,548)
                                                                  --------------
 Net expenses                                                         5,397,235

================================================================================
 NET INVESTMENT LOSS                                                 (3,900,993)


================================================================================
 REALIZED AND UNREALIZED LOSS

--------------------------------------------------------------------------------

 Net realized loss investments                                      (94,565,845)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments               (46,274,452)
                                                                  --------------
 Net realized and unrealized loss                                  (140,840,297)

================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(144,741,290)
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    16    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED AUGUST 31,                               2002                   2001
================================================================================
 OPERATIONS
--------------------------------------------------------------------------------
 Net investment loss                        $  (3,900,993)       $   (6,659,795)
--------------------------------------------------------------------------------
 Net realized loss                            (94,565,845)         (269,325,944)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation        (46,274,452)         (349,117,778)
                                            ------------------------------------
 Net decrease in net assets resulting
  from operations                            (144,741,290)         (625,103,517)

================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                               --           (41,594,001)
 Class B                                               --           (21,675,013)
 Class C                                               --            (4,490,150)
 Class N                                               --                    --
 Class Y                                               --            (5,908,153)

================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets
 resulting from beneficial interest
 transactions:
 Class A                                      (48,332,934)            6,275,420
 Class B                                      (29,913,344)           17,232,380
 Class C                                       (4,605,462)            2,731,474
 Class N                                          501,224                86,685
 Class Y                                        1,063,752            (9,857,618)

================================================================================
 NET ASSETS
--------------------------------------------------------------------------------
 Total decrease                              (226,028,054)         (682,302,493)
--------------------------------------------------------------------------------
 Beginning of period                          409,819,580         1,092,122,073
                                            ------------------------------------
 End of period [including accumulated net
 investment loss of $73,098 and $64,975,
 respectively]                              $ 183,791,526        $  409,819,580
                                            ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    17    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 CLASS A   YEAR ENDED AUGUST 31,                                2002          2001          2000          1999          1998
====================================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                         $14.92       $ 39.08       $ 26.37       $ 14.72       $ 16.98
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.09)         (.18)         (.15)         (.11)         (.14)
 Net realized and unrealized gain (loss)                       (5.92)       (21.40)        14.52         12.08          (.75)
                                                              ----------------------------------------------------------------------
 Total from investment operations                              (6.01)       (21.58)        14.37         11.97          (.89)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                             --         (2.58)        (1.66)         (.32)        (1.37)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $ 8.91        $14.92        $39.08        $26.37        $14.72
                                                              ======================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                          (40.28)%      (57.56)%       54.89%        82.34%        (5.65)%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                   $103,105      $233,045      $624,971      $335,682       $74,456
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                          $166,632      $357,113      $563,739      $182,121       $72,059
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                           (1.09)%       (0.81)%       (0.37)%       (0.47)%       (0.81)%
 Expenses                                                       1.95%         1.33%         1.24%         1.48%         1.48%(3)
 Expenses, net of reduction to custodian
 expenses, voluntary waiver of transfer agent
 fees and voluntary waiver of expenses                          1.60%         1.33%         1.24%         1.48%         1.48%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         150%          160%          142%          134%          182%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    18    OPPENHEIMER ENTERPRISE FUND

 CLASS B    YEAR ENDED AUGUST 31.                               2002          2001          2000          1999          1998
====================================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                        $ 14.17       $ 37.57       $ 25.58       $ 14.38       $ 16.75
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment loss                                            (.41)         (.30)         (.39)         (.11)         (.15)
 Net realized and unrealized gain (loss)                       (5.36)       (20.52)        14.04         11.63          (.85)
                                                             -----------------------------------------------------------------------
 Total from investment operations                              (5.77)       (20.82)        13.65         11.52         (1.00)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:

 Distributions from net realized gain                             --         (2.58)        (1.66)         (.32)        (1.37)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $ 8.40        $14.17        $37.57        $25.58        $14.38
                                                             =======================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                          (40.72)%      (57.87)%       53.73%        81.14%        (6.43)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                    $52,633      $125,772      $310,972      $189,699       $43,570
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $86,628      $181,217      $294,487      $107,124       $39,003
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                           (1.85)%       (1.58)%       (1.13)%       (1.22)%       (1.58)%
 Expenses                                                       2.71%         2.10%         2.00%         2.23%         2.26%(3)
 Expenses, net of reduction to custodian
 expenses, voluntary waiver of transfer agent
 fees and voluntary waiver of expenses                          2.36%         2.10%         2.00%         2.23%         2.26%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         150%          160%          142%          134%         182%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    19    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

 CLASS C    YEAR ENDED AUGUST 31,                               2002          2001          2000          1999          1998
====================================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                         $14.19       $ 37.61       $ 25.59       $ 14.38       $ 16.74
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.37)         (.32)         (.39)         (.10)         (.16)
 Net realized and unrealized gain (loss)                       (5.41)       (20.52)        14.07         11.63          (.83)
                                                              ----------------------------------------------------------------------
 Total from investment operations                              (5.78)       (20.84)        13.68         11.53          (.99)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                             --         (2.58)        (1.66)         (.32)        (1.37)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $ 8.41        $14.19        $37.61        $25.59        $14.38
                                                              ======================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                          (40.73)%      (57.86)%       53.83%        81.22%        (6.38)%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                    $11,578       $25,468       $64,522       $39,083        $8,746
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $18,550       $37,410       $60,868       $21,790        $7,908
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                           (1.85)%       (1.57)%       (1.13)%       (1.22)%       (1.58)%
 Expenses                                                       2.71%         2.10%         2.00%         2.22%         2.26%(3)
 Expenses, net of reduction to custodian
 expenses, voluntary waiver of transfer agent
 fees and voluntary waiver of expenses                          2.36%         2.10%         2.00%         2.22%         2.26%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         150%          160%          142%          134%          182%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    20    OPPENHEIMER ENTERPRISE FUND

CLASS  N    YEAR ENDED AUGUST 31,                        2002            2001(1)
================================================================================
PER SHARE OPERATING DATA
 Net asset value, beginning of period                  $14.90          $ 17.74
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.28)            (.01)
 Net realized and unrealized loss                       (5.75)           (2.83)
                                                       -------------------------
 Total from investment operations                       (6.03)           (2.84)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                      --               --
--------------------------------------------------------------------------------
 Net asset value, end of period                        $ 8.87           $14.90
                                                       -------------------------

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                   (40.47)%         (16.01)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                $456              $83
--------------------------------------------------------------------------------
 Average net assets (in thousands)                       $249              $12
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                    (1.44)%          (0.94)%
 Expenses                                                2.25%            1.75%
 Expenses, net of reduction to custodian expenses,
 voluntary waiver of transfer agent fees and voluntary
 waiver of expenses                                      1.90%            1.75%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                  150%             160%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    21    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

 CLASS Y    YEAR ENDED AUGUST 31,                               2002          2001          2000       1999(1)
=================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                         $15.05       $ 39.32       $ 26.41       $ 23.51
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.10)         (.09)         (.04)           --(2)
 Net realized and unrealized gain (loss)                       (5.93)       (21.60)        14.61          2.90
                                                              ---------------------------------------------------
 Total from investment operations                              (6.03)       (21.69)        14.57          2.90
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                             --         (2.58)        (1.66)           --
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $ 9.02        $15.05        $39.32        $26.41
                                                              ===================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                          (40.07)%      (57.48)%       55.58%        12.34%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                    $16,020       $25,450       $91,656       $31,306
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $19,590       $49,978       $80,415       $11,731
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                                  (0.70)%       (0.67)%        0.04%         0.09%
 Expenses                                                       2.16%         1.36%(5)      0.91%         0.96%
 Expenses, net of reduction to custodian
 expenses, voluntary waiver of transfer agent
 fees and voluntary waiver of expenses                          1.19%         1.20%         0.91%         0.96%
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         150%          160%          142%          134%

1. For the period from April 1, 1999 (inception of offering) to August 31, 1999.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    22    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

    23    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  CONTINUED
================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of August 31, 2002, the Fund had approximately $56,971,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
 As of August 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              EXPIRING
                              ----------------------
                              2009      $ 46,931,758
                              2010       257,289,240
                                        ------------
                              Total     $304,220,998
                                        ============
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2002, the Fund's projected benefit obligations were increased by $9,905 and payments of $1,783 were made to retired trustees, resulting in an accumulated liability of $73,097 as of August 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the

    24    OPPENHEIMER ENTERPRISE FUND
 plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $3,892,870. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
 The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:
                                               YEAR ENDED            YEAR ENDED
                                          AUGUST 31, 2002       AUGUST 31, 2001
                 ---------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                      $--           $31,620,725
                 Long-term capital gain                --            42,046,592
                 Return of capital                     --                    --
--------------------------------------------------------------------------------
                 Total                                $--           $73,667,317
                                          ======================================
 As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:
                 Accumulated net investment loss $     (73,098)
                 Accumulated net realized loss    (364,239,328)
                 Net unrealized depreciation       (48,862,895)
                                                 --------------
                 Total                           $(413,175,321)
                                                 ==============
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

    25    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     YEAR ENDED AUGUST 31, 2002                        YEAR ENDED AUGUST 31, 2001(1)
                                     SHARES              AMOUNT                        SHARES                 AMOUNT

------------------------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                             3,264,293      $   40,977,056                     6,565,975          $ 139,225,411
 Dividends and/or
 distributions reinvested                --                  --                     1,646,298             38,062,419
 Redeemed                        (7,311,154)        (89,309,990)                   (8,587,431)          (171,012,410)
                                 ------------------------------------------------------------------------------------
 Net increase (decrease)         (4,046,861)     $  (48,332,934)                     (375,158)         $   6,275,420
                                 ====================================================================================
---------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                             1,037,345      $   12,006,706                     2,055,474          $  44,200,059
 Dividends and/or
 distributions reinvested                --                  --                       899,773             19,858,000
 Redeemed                        (3,645,358)        (41,920,050)                   (2,357,466)           (46,825,679)
                                 ------------------------------------------------------------------------------------
 Net increase (decrease)         (2,608,013)     $  (29,913,344)                      597,781          $  17,232,380
                                 ====================================================================================
---------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                               306,034      $    3,532,850                     1,082,879          $  20,874,036
 Dividends and/or
 distributions reinvested                --                  --                       186,299              4,117,226
 Redeemed                          (724,154)         (8,138,312)                   (1,189,736)           (22,259,788)
                                 ------------------------------------------------------------------------------------
 Net increase (decrease)           (418,120)     $   (4,605,462)                       79,442          $   2,731,474
                                 ====================================================================================
---------------------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                                51,240      $      555,908                         5,591          $      86,685
 Dividends and/or
 distributions reinvested                --                  --                            --                     --
 Redeemed                            (5,451)            (54,684)                           --                     --
                                 ------------------------------------------------------------------------------------
 Net increase                        45,789      $      501,224                         5,591          $      86,685
                                 ====================================================================================
---------------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                             1,345,843      $   16,119,763                     2,848,211          $  61,005,601
 Dividends and/or
 distributions reinvested                --                  --                       254,004              5,908,153
 Redeemed                        (1,261,867)        (15,056,011)                   (3,741,993)           (76,771,372)
                                 ------------------------------------------------------------------------------------
 Net increase (decrease)             83,976      $    1,063,752                      (639,778)         $  (9,857,618)
                                 ====================================================================================

 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

    26    OPPENHEIMER ENTERPRISE FUND

================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $394,869,815 and $387,536,834, respectively.

 As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $237,480,887 was composed of:

                     Gross unrealized appreciation      $  6,911,750
                     Gross unrealized depreciation       (58,820,416)
                                                        ------------
                     Net unrealized depreciation        $(51,908,666)
                                                        ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in the third quintile or better of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

    27    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         AGGREGATE          CLASS A       CONCESSIONS      CONCESSIONS         CONCESSIONS     CONCESSIONS
                         FRONT-END        FRONT-END        ON CLASS A       ON CLASS B          ON CLASS C      ON CLASS N
                     SALES CHARGES    SALES CHARGES            SHARES           SHARES              SHARES          SHARES
 YEAR                  ON CLASS A       RETAINED BY       ADVANCED BY      ADVANCED BY         ADVANCED BY     ADVANCED BY
 ENDED                      SHARES      DISTRIBUTOR    DISTRIBUTOR(1)   DISTRIBUTOR(1)      DISTRIBUTOR(1)  DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------------------
 August 31, 2002          $387,728          $99,207           $82,176         $373,431             $26,893          $4,188

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                            CLASS A           CLASS B          CLASS C             CLASS N
                                         CONTINGENT        CONTINGENT       CONTINGENT          CONTINGENT
                                           DEFERRED          DEFERRED         DEFERRED            DEFERRED
                                      SALES CHARGES     SALES CHARGES    SALES CHARGES       SALES CHARGES
 YEAR                                   RETAINED BY       RETAINED BY      RETAINED BY         RETAINED BY
 ENDED                                  DISTRIBUTOR       DISTRIBUTOR      DISTRIBUTOR         DISTRIBUTOR
----------------------------------------------------------------------------------------------------------
 August 31, 2002                             $8,896          $324,270           $5,461                 $6

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002, payments under the Class A Plan totaled $398,484, all of which were paid by the Distributor to recipients, and included $23,531 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

    28    OPPENHEIMER ENTERPRISE FUND

 Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                                             DISTRIBUTOR'S
                                                                         DISTRIBUTOR'S           AGGREGATE
                                                                             AGGREGATE        UNREIMBURSED
                                                                          UNREIMBURSED       EXPENSES AS %
                                     TOTAL PAYMENTS   AMOUNT RETAINED         EXPENSES       OF NET ASSETS
                                         UNDER PLAN    BY DISTRIBUTOR       UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------
 Class B Plan                              $868,281          $682,367       $1,511,741                2.87%
 Class C Plan                               185,875            37,599          274,289                2.37
 Class N Plan                                 1,240             1,199            7,233                1.59

================================================================================
 5. ILLIQUID OR RESTRICTED SECURITIES
 As of August 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 2002 was $996,279, which represents 0.54% of the Fund's net assets, of which $741,279 is considered restricted. Information concerning restricted securities is as follows:

                                                                             VALUATION
                                        ACQUISITION                              AS OF          UNREALIZED
 SECURITY                                     DATES              COST  AUGUST 31, 2002        DEPRECIATION
----------------------------------------------------------------------------------------------------------
 STOCKS AND/OR WARRANTS
 Abgenix, Inc., PIPE                        11/3/00        $7,000,000         $541,800          $6,458,200
 Axsun Technologies, Inc., Cv., Series C   12/13/00         6,000,002          114,653           5,885,349
 Multiplex, Inc., Cv., Series C              2/9/01         3,999,998           84,826           3,915,172

================================================================================
 6. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at August 31, 2002.

    29    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER ENTERPRISE FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Enterprise Fund, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Enterprise Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 September 23, 2002

    30    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  UNAUDITED
--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

    31    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

NAME, ADDRESS,(1) AGE,            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS / OTHER TRUSTEESHIPS/DIRECTORSHIPS
POSITION(S) HELD WITH FUND        HELD BY TRUSTEE / NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
AND LENGTH OF TIME SERVED(2)      BY TRUSTEE

INDEPENDENT
TRUSTEES

LEON LEVY, Chairman of the        General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Board of Trustees                 and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
Trustee (since 1995)              development). Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 76

DONALD W. SPIRO, Vice             Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Chairman of the Board of          (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
Trustees,                         OppenheimerFunds complex.
Trustee (since 1995)
Age: 76

ROBERT G. GALLI,                  A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee (since 1995)              (October 1995-December 1997) of the Manager. Oversees 41 portfolios in the
Age: 69                           OppenheimerFunds complex.

PHILLIP A. GRIFFITHS, Trustee     The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
(since 1999)                      director (since 2001) of GSI Lumonics and a member of the National Academy
Age: 63                           of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                  University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor
                                  of Mathematics at Harvard University. Oversees 31 portfolios in the
                                  OppenheimerFunds complex.

BENJAMIN LIPSTEIN, Trustee        Professor Emeritus of Marketing, Stern Graduate School of Business
(since 1995)                      Administration, New York University. Oversees 31 portfolios in the
Age: 79                           OppenheimerFunds complex.

JOEL W. MOTLEY, Trustee           Director (January 2002-present), Columbia Equity Financial Corp. (privately-held
(since October 15, 2002)          financial adviser); Managing Director (January 2002-present), Carmona Motley
Age: 50                           Inc. (privately-held financial adviser). Formerly he held the following positions:
                                  Managing Director (January 1998-December 2001), Carmona Motley Hoffman
                                  Inc. (privately-held financial adviser); Managing Director (January 1992-
                                  December 1997), Carmona Motley & Co. (privately-held financial adviser).
                                  Oversees 31 portfolios in the OppenheimerFunds complex.

ELIZABETH B. MOYNIHAN,            Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1995)              Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the National
Age: 72                           Building Museum; a member of the Trustees Council, Preservation League of New
                                  York State. Oversees 31 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL, Trustee       A director of Dominion Resources, Inc. (electric utility holding company) and
(since 1995)                      Prime Retail, Inc. (real estate investment trust); formerly a director of Dominion
Age: 75                           Energy, Inc. (electric power and oil & gas producer), President and Chief
                                  Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                  American Motorists Insurance Company and American Manufacturers Mutual
                                  Insurance Company. Oversees 31 portfolios in the OppenheimerFunds complex.

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

    32    OPPENHEIMER ENTERPRISE FUND


EDWARD V. REGAN,                  President, Baruch College, CUNY; a director of RBAsset (real estate manager);
Trustee (since 1995)              a director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                           and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                  Chairman of Municipal Assistance Corporation for the City of New York, New
                                  York State Comptroller and Trustee of New York State and Local Retirement
                                  Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1995)              governance consulting and executive recruiting); a life trustee of International
Age: 70                           House (non-profit educational organization), and a trustee (since 1996) of the
                                  Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

CLAYTON K. YEUTTER, Trustee       Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
(since 1995)                      Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                           portfolios in the OppenheimerFunds complex.


------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)              Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee,            (since September 2000) of the Manager; President and a director or trustee
Trustee (since October 2001)      of other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                           Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                  Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                  Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001)
                                  of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                  of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                  OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                  Corporation (since November 2001), HarbourView Asset Management Corporation and
                                  OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                  2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                  and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                  Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                  Insurance Company (the Manager's parent company); a director (since June 1995)
                                  of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                  2000-June 2001) of the Manager; President and trustee (November 1999-November
                                  2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                  Insurance Company; President, Chief Executive Officer and director (September
                                  1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                  1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                  wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                  OppenheimerFunds complex.

3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

    33    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS  CONTINUED
--------------------------------------------------------------------------------

OFFICERS(5,6)

JAMES F. TURNER, II, Vice         Vice President and Portfolio Manager of the Manager since March 2001; an officer
President (since 2001)            of 3 portfolios in the OppenheimerFunds complex; formerly portfolio manager for
Age: 35                           Technology Crossover Ventures (May 2000-March 2001); Assistant Vice President
                                  and Associate Portfolio Manager of the Manager (August 1999-May 2000);
                                  securities analyst for the Manager (October 1996-August 1999); and a securities analyst with First of America Investment Corporation (May 1994-October 1996).


BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial    (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer            Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since April 1999)                Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 42                           Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                  Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                  Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                                  Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                  Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                  OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                  Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                  Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.


PHILIP F. VOTTIERO,               Vice President/Fund Accounting of the Manager (since March 2002); formerly Vice
Assistant Treasurer               President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
(since August 2002)               which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
Age: 39                           1999). An officer of 72 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since November         of the Manager; General Counsel and a director (since November 2001) of
2001)                             OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                           (since November 2001) of HarbourView Asset Management Corporation; Vice
                                  President and a director (since November 2000) of Oppenheimer Partnership
                                  Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                  November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                  Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                  Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                  Centennial Asset Management Corporation; a director (since November 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                  (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                  (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                  November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                  (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                  2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services, Inc. (November
                                  1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                  Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803
S. Tucson Way, Centennial, CO 80112-3924.
6. Each Officer serves for an annual term or until his or her resignation, death or removal.

    34    OPPENHEIMER ENTERPRISE FUND

KATHERINE P. FELD,                Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary               President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
(since November 2001)             Vice President and Secretary (since June 1999) of Centennial Asset Management
Age: 44                           Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management,
                                  Inc.; formerly Vice President and Associate Counsel of the Manager (June
                                  1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary               President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 2001)             Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
Age: 36                           Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                  Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                  Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                                  the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                                  OppenheimerFunds complex.

DENIS R. MOLLEUR,                 Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary               Vice President and Associate Counsel of the Manager (September 1995-July 1999).
(since November 2001)             An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 44

PHILIP T. MASTERSON,              Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary               an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 2002)               officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

--------------------------------------------------------------------------------
 MANAGEMENT AND OTHER AFFILIATES
--------------------------------------------------------------------------------
 INVESTMENT ADVISOR               OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 DISTRIBUTOR                      OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER         OppenheimerFunds Services
 SERVICING AGENT

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS             KPMG LLP

--------------------------------------------------------------------------------
 LEGAL COUNSEL                    Mayer Brown Rowe & Maw

                                  OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                                  OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498
                                  SEVENTH AVENUE, NEW YORK, NY 10018.

                                  [Copyright]Copyright 2002 OppenheimerFunds,
                                  Inc.  All rights reserved.

    35    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

    36    OPPENHEIMER ENTERPRISE FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).

    37    OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDOCSDIRECT

GET THIS REPORT ONLINE!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
PHONELINK(1) and GENERAL INFORMATION
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: OENAX  Class B: OENBX  Class C: OENCX  Class N: OENNX  Class Y: OENYX
--------------------------------------------------------------------------------

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[GRAPHIC OMITTED]
OPPENHEIMERFUNDS [REGISTRATION MARK]
                   Distributor, Inc.

RA0885.001.0802  October 30, 2002